UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 15, 2005

                            Industrial Minerals, Inc.
                            -------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)



          000-30651                                        06-1474412
---------------------------                             -------------------
(Commission File Number)                                  (I.R.S. Employer
                                                          Identification No.)

                2500 One Dundas Street West, Toronto, ON, M5G 1Z3
 -------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (416) 979-4621

                                 Not Applicable
                       ----------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)

Total number of pages in this document:     6
                                        ---------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR240.13e-4(c))

                                TABLE OF CONTENTS


SECTION 1. REGISTRANT'S BUSINESS AND OPERATIONS..............................1

SECTION 2. FINANCIAL INFORMATION.............................................1

SECTION 3.  SECURITIES AND TRADING MARKETS...................................2

SECTION 4.  MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS..........2

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT...............................2

SECTION 6. RESERVED..........................................................3

SECTION 7. REGULATION FD ....................................................3

SECTION 8. OTHER EVENTS......................................................4

SECTION 9.  FINANCIAL STATEMENTS AND EXHIBITS................................4

SIGNATURES...................................................................4

                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Not applicable.


ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

Not Applicable.


ITEM 1.03 BANKRUPTCY OR RECEIVERSHIP.

Not Applicable.


                        SECTION 2 - FINANCIAL INFORMATION

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

Not Applicable.


ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

Not Applicable.


ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

Not Applicable.


ITEM 2.04 TRIGGERING EVENTS THAT ACCELERATE OR INCREASE A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT.

Not Applicable.


ITEM 2.05 COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES.

Not Applicable.

ITEM 2.06 MATERIAL IMPAIRMENTS.

Not Applicable.


                   SECTION 3 - SECURITIES AND TRADING MARKETS


ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

Not Applicable.


ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

Not Applicable.


ITEM 3.03 MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

Not Applicable.


      SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS.

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Not Applicable.


ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

Not Applicable.


                 SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT.

Not Applicable.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL  OFFICERS:  ELECTION OF DIRECTORS:
APPOINTMENT OF PRINCIPAL OFFICERS.

Not Applicable.


ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

Not Applicable.


ITEM 5.04 TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE BENEFIT PLANS.


Not Applicable.


ITEM 5.05 AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS.


Not Applicable.

                             SECTION 6 - [RESERVED]


                            SECTION 7 - REGULATION FD


ITEM 7.01 REGULATION FD DISCLOSURE.


Not Applicable.


                            SECTION 8 - OTHER EVENTS

ITEM 8.01 OTHER EVENTS.

Industrial Minerals Inc has begun commercial production of graphite from its Bisset Creek property. This is the first producing graphite property in Ontario. There is only one other producing graphite property in all of North America. The Company's goal is to ramp up initial production to 500 tons per month during the next 10 days. Production will initially be carried out on a shingle shift basis, five days per week. The intention is to grow production levels over the next three months.

The Company has been producing quality control samples for the past few months while adjustments were made to the processing plant.

The property and processing plant are located 16km from the TransCanada Highway, 20km from the Canadian Pacific rail line and a 4-5 hour drive to the Port of Montreal.

Industrial Minerals, Inc. has developed a totally dry process to recover graphite from its quartz/ biotite/graphite ore body. It is the only graphite mine in the world to use this environmentally friendly extraction method. The process has proven to be capable of extracting 95 - 96% pure graphite economically from various parts of the ore body with feed contents ranging from
1.5 to 16.8% carbon.

Industrial Minerals, Inc. through its wholly owned subsidiary Industrial Minerals Canada, Inc. owns 100% of the undivided interest in the Bissett Creek Graphite patented mineral lease, containing a resource of 640,000 toms of flake graphite on 10% of the patented mineral lease. The property is comprised of 28 patented claims covering an area of approximately 504 hectares (1,245 acres). It has been the subject of substantial earlier exploration drilling, trenching and metallurgical test work by KHD Canada, Kilborn Engineering, Pincock Alan and Holt and Cominco Engineering Services. The property is located in Maria Township in the Province of Ontario, Canada.


                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.


          a)   Financial Statements - Not Applicable

          b)   Exhibits - Not Applicable



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                            INDUSTRIAL MINERALS, INC.
                        --------------------------------
                                  (Registrant)

                             Dated: August 15, 2005

                                 /s/John Melnyk
                        ---------------------------------
          John Melnyk, Chief Financial Officer and Secretary/Treasurer